UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Cytyc Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following presentation will be delivered by management of Cytyc at the Needham Biotechnology and Medical Technology Conference on June 14, 2007 at 2:00 p.m. (Eastern).

A Leading Provider of Innovative Medical Technology

Disclaimer Regarding Forward-Looking
Statements
Forward-Looking Statements Regarding Cytyc
Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, Cytyc's future financial condition, operating results and economic performance, and management's expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions of Cytyc that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements.  Risks and uncertainties include, among others, the successful integration of acquired businesses into
Cytyc's business, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and timelines, management of growth, product diversification, and organizational change, entry into new market segments domestically, such as pharmaceuticals, and new markets internationally, risks associated with litigation, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to
Cytyc's business and operations, the potential consequences of the restatement of Cytyc's

Disclaimer Regarding Forward-Looking
Statements (continued)
financial statements for the period 1996 through 2002, relating to certain employee stock option exercises, including the impact of the expected any regulatory review or litigation relating to such matters, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc's filings with the SEC, including those under the heading "Risk Factors" in Cytyc's 2006 Annual Report on Form 10-K/A and
Adeza's 2006 Annual Report on Form 10-K, all as filed with the SEC.
Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Disclaimer Regarding Forward-Looking
Statements (continued)
Forward-Looking Statements Regarding the Proposed Hologic-Cytyc Transaction
This presentation also includes forward-looking statements about the timing of the completion of the transaction, the anticipated benefits of the business combination transaction involving Hologic and Cytyc, including future financial and operating results, the expected permanent financing for the transaction, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts.  Hologic and
Cytyc caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.
These include risks and uncertainties relating to: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the parties may be unable to complete the transaction because conditions to the closing of the transaction may not be satisfied; the risk that the businesses will not be integrated successfully; the transaction may involve unexpected costs or unexpected liabilities; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to develop new products and adapt to

Disclaimer Regarding Forward-Looking
Statements (continued)
significant technological change; implementation of strategies for improving internal growth; use and protection of intellectual property; dependence on customers' capital spending policies and government funding policies, including third-party reimbursement;
realization of potential future savings from new productivity initiatives; general worldwide economic conditions and related uncertainties; future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors; and the effect of exchange rate fluctuations on international operations. In addition, the transaction will require the combined company to obtain significant financing. While Hologic has obtained a commitment to obtain such financing, including a bridge to the permanent financing contemplated in the presentation, the combined company’s liquidity and results of operations could be materially adversely affected if such financing is not available on favorable terms.
Moreover, the substantial leverage resulting from such financing will subject the combined company’s business to additional risks and uncertainties.  The risks included above are not exhaustive.  The annual reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents Hologic and Cytyc have filed with the SEC contain additional factors that could impact the combined company’s businesses and financial performance.  The parties expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the parties’ expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information for Investors and
Stockholders
Hologic and Cytyc will file a joint proxy statement/prospectus with the SEC in connection with the proposed merger. HOLOGIC AND CYTYC URGE INVESTORS AND
STOCKHOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN
IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY
EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION.
Investors and stockholders will be able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at
www.sec.gov.  In addition, documents filed with the SEC by Hologic will be available free of charge on the investor relations portion of the Hologic website at www.hologic.com.
Documents filed with the SEC by Cytyc will be available free of charge on the investor relations portion of the Cytyc website at www.cytyc.com.

Participants in the Solicitation
Hologic, and certain of its directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of Hologic in connection with the merger.
The names of Hologic’s directors and executive officers and a description of their interests in
Hologic are set forth in the proxy statement for Hologic’s 2006 annual meeting of stockholders, which was filed with the SEC on January 25, 2007. Cytyc, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger. The names of Cytyc’s directors and executive officers and a description of their interests in Cytyc is set forth in Cytyc’s
Annual Report on Form 10-K/A for the fiscal year ended December 31, 2006, which was filed with the SEC on April 30, 2007.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Hologic’s and Cytyc’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus when it becomes available.

Use of Non-GAAP Financial Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use the non-GAAP financial measures "adjusted EPS"
and “EBITDA”. Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and tax provisions/benefits related thereto. EBITDA is defined as net earnings (loss) before interest, taxes, depreciation and amortization expense. Neither adjusted EPS nor EBITDA is a measure of operating performance under GAAP.  We believe that the use of these non-GAAP measures helps investors to gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts.  When analyzing our operating performance, investors should not consider these non-GAAP measures as a substitute for net income prepared in accordance with GAAP.

Growth Objectives and Strategy
Growth Objectives and Strategy
Deliver 20+% long-term earnings growth through:
Global organic growth across divisions
Internal research and development
Strategic acquisitions and partnerships
Grow existing businesses resulting in continued
revenue growth and improved PBIT margins
Enhance organizational bench strength by attracting,
motivating, and retaining top talent to support
business needs

0
100
200
300
400
500
600
700
800
900
1 Billion
Growth through Diversification
Growth through Diversification
2003
2005
2006
Diagnostic International
Surgical
$303
Millions $
$508
$608
10%
90%
61%
29%
10%
11%
34%
55%
73%
16%
11%
2004
$394

Corporate Structure
Corporate Structure
Domestic Surgical Products Division
NovaSure
®
Endometrial Ablation
MammoSite
®
Radiation Therapy
Gliasite
®
System
Domestic Diagnostic Products Division
ThinPrep
®
Pap Test
ThinPrep
®
Imaging System
Cellient
™
Automated Cell Block System
Full Term
®
: The Fetal Fibronectin Test
International Division
Cytyc Development Company

A Leading Provider of Innovative Medical Technology Surgical Products

Domestic Surgical Products
Domestic Surgical Products
Changing medical practice with innovative
medical technology
NovaSure Endometrial Ablation
• Treatment for excessive menstrual bleeding:  $2.5 B market opportunity
MammoSite Radiation Therapy
• Treatment of early-stage breast cancer:  $300 M opportunity
GliaSite System
• Post-surgical radiation therapy for malignant brain tumors:
$100 M market opportunity

NovaSure Procedure NovaSure Procedure 4-minute, outpatient procedure No pretreatment drugs required Conscious sedation Recovery = 1 hour Highest success rates Reimbursement established nationwide

Endometrial Ablation: A Large and
Underserved Market
Endometrial Ablation: A Large and
Underserved Market
Estimates per Cytyc Corporation *All age groups
Hysterectomy,
D&C, GEA
0
1
2
3
4
5
6
7
8
Total
Suffering
Silent
Sufferers
Hormonal
Therapy
7m
4.5m
1.8m
0.7m
1 in 5 women
suffers from
Abnormal Uterine
Bleeding
2.5 million women
seek treatment*
In Millions
2.5 m

NovaSure’s Competitive Advantage
1.4 4.2 None No NovaSure
RadioFrequency
3.5 39.3 Lupron Yes Microsulis
Microwave
10-12 24 Lupron Single Yes AMS Her Option
Cryotherapy
8 26.4 Lupron Double Yes BSC HTA
Hot water
10 27.4 D&C Yes J&J Therma
Choice
Hot water
Treatment
Time*
Procedure
Time*
Pre-Treatment
Modality
Product
*minutes

Favorable Reimbursement:  2007
Favorable Reimbursement:  2007
CPT Code 58563: Endometrial Ablation
~ $1,185 $336 ~ $1,090 Margin
~ $1,000 0 ~ $1,000 Product cost
$2,185 $336 $2,090 Reimbursement
M.D. Institution
M.D. Office Outpatient Hospital
(Illustrative)

GEA Market Opportunity
2006 NovaSure Market Share and Total Procedure Potential
GEA Market Opportunity
2006 NovaSure Market Share and Total Procedure Potential
NS Share
= 62%*
NS Share
= 9%
NS Share
= 3%
* Note:US NovaSure
dollar share equals 69%
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
2006 - Current GEA 2006- Treatment
Pathway
2006 - Silent
Sufferers
Silent Sufferers
Hormones
Hysterectomy
Rollerball
D&C
GEA

MammoSite Radiation Therapy
MammoSite Radiation Therapy
Creating new standard of care
Deliver optimal dose of
radiation to tissue at highest
risk of cancer recurrence
Minimize damage to healthy
tissue
Expanding data supports partial
breast radiation and MammoSite
Clinical trial (5-year data; 43
patients): 0 recurrences
ASBS registry (2-year data;
1,400 patients)
MammoSite RTS
afterloader accessories
MammoSite RTS applicator

MammoSite Procedure
MammoSite Procedure
STEP 1:
After tumor removal,
uninflated balloon
placed in the tumor
resection cavity
STEP 2:
Fill balloon with saline
solution to create a
symmetric sphere
Allows for
calculation of the
radiation treatment
STEP 3:
Deliver radiation by
placing a radioactive seed
into the catheter using
commercially available
afterloaders
Two 15-minute
procedures per day for
5 days

0
50,000
100,000
150,000
200,000
250,000
300,000
MammoSite Market Opportunity
275,221
189,490
131,695
126,002
MammoSite Primary
U.S. Cases of Breast Cancer and DCIS (.4% Incidence, 40+)
Patients Eligible for Breast Conserving Therapy (Excludes >3cm, Size A)
Patients Receiving Breast Conserving Therapy (70%)
Patients Eligible for Mammosite (Excludes women <45, Pathology)
Market Opportunity
Large tumors
70% elect BCT
Surgical
margins or
lymph node
involvement

MammoSite Reimbursement:  2007
MammoSite Reimbursement:  2007
5-6 days 30-35 days Treatment Time
$12,660 $10,545 Professional Fee:  Free-
standing Center (radiation
oncologist)
$  1,705 $  2,565 Professional Fee Hospital
(radiation oncologist)
$12,445 $  8,725 Hospital Facility Fee
MammoSite
Radiation
Whole Breast
Radiation
Radiation Delivery
$  4,490 NA Office (breast surgeon/
radiation oncologist
$     190 $90 Hospital (breast surgeon)
Separate
Procedure
At Time of
Lumpectomy
Placement of Catheter
Illustrative
19297 19296

Hysteroscopic Sterilization -- Adiana
Hysteroscopic Sterilization -- Adiana
Alternative to tubal ligation
Radiofrequency generator
One-time-use delivery catheter
FDA process underway
Complementary to NovaSure Endometrial
Ablation System
$1 billion U.S. market opportunity
Reimbursement established

Cytyc Surgical Products - Summary
Cytyc Surgical Products - Summary
Changing medical practice with products that address
potential US markets > $5B
NovaSure best-in-class product addressing a $2.5B
market
NovaSure Elective use  > $1B
MammoSite creating a new standard of care with
$300MM US opportunity
Hysteroscopic sterilization – Adiana
•
$1B U.S. market opportunity

A Leading Provider of Innovative Medical Technology Diagnostic Products

Domestic Diagnostic Products Domestic Diagnostic Products ThinPrep ® Pap Test ThinPrep ® Imaging System FullTerm ® : The Fetal Fibronectin Test Cellient ™ Automated Cell Block System

14.5
13.7
12.8
12.8
12.9
13
12.2
10.5
10.4
4%
6%
15%
27%
50%
60%
66%
67%
68%

ThinPrep System Advantages
ThinPrep System Advantages
Superiority to
Conventional Pap
ThinPrep Imaging
System
ThinPrep Pap Test Market Share (%)
Estimated New Cases (1,000)
HPV FDA approved
CT/NG FDA approved
Glandular claim
Since ThinPrep
introduction in 1996,
estimated number of
cervical cancer
cases in the US
decreased  28%
1997 1998 1999 2000
2001 2002 2003 2004 2005

ThinPrep Imaging System
ThinPrep Imaging System
Advanced computerized imaging
Dual screening approach
Improves accuracy
Improves lab economics
Increases reimbursement
Decreases labor costs
Improves workflow
Protects ThinPrep
market share
Significant increase
in HSIL

ThinPrep Economic Advantage
~$8.00 ~$20.00 $12.00 $  3.70 Profit
~$1.00 ~$17.00 $16.00 $11.00 Total Cost
5-6 5-6 0.00 0.00 Imaging Fee
0.00 7.00 7.00 2.00 Supplies, etc.
(4.50) 4.50 9.00 9.00 Manual Review
Costs
$9.00 $37.00 $28.00 $14.70 Reimbursement
TIS TPPT CP
Illustrative

ThinPrep Imaging System:
Becoming the Standard of Care
ThinPrep Imaging System:
Becoming the Standard of Care
Notes:  Imaging started in Q2 of 2003
Percent Slides Imaged
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
Q4 2003 Q4 2004 Q4 2005 Q4 2006
1%
13%
30%
40%

Cellient
™
Automated Cell Block System
Cellient
™
Automated Cell Block System
Allows individual cells or small tissue samples (<2mm
diameter) to be processed for histological examination
Eliminates operator dependence
Provides standardized, consistent preparations in less
than one hour, and ensures sample chain of custody
Market launch:  Second half 2007
Sold by existing lab sales force
Market opportunity up to $200 million worldwide

Full Term: The Fetal Fibronectin Test Full Term: The Fetal Fibronectin Test Identifies women at risk of preterm birth FDA approved Reimbursement established Market opportunity: $500 million worldwide

Gestiva Gestiva Drug candidate for prevension of preterm birth Orphan drug status Approvable letter October 2006 Market opportunity: $100 million worldwide

A Leading Provider of Innovative Medical Technology International

Marlborough
Cytyc International – Driving Growth Worldwide
Legend
Australia
UK
Iberia
France
Italy
Germany
Switzerland
Hong Kong
Costa Rica
China
Mexico
Brazil
South Africa
So. Korea
Company presence
Key distributors
Japan
Operating in over 20 countries
Canada

International Revenue 2004 – 2006 International Revenue 2004 – 2006 0 10000 20000 30000 40000 50000 60000 70000 80000 2004 2005 2006 ROW AsiaPac Europe Total CAGR 30% $40m $52m $68m

Europe 44
Asia - Pacific 48
Rest of World 22
Total: 114
$500+ million
annual revenue
opportunity
Additional
upside from
Imager
Tests (Millions)
Global ThinPrep Market Opportunity
Global ThinPrep Market Opportunity
Less than 10% market penetration worldwide

$130+ million
annual revenue
opportunity
EA Procedures
(Thousands)
Large Market Opportunity for
Large Market Opportunity for
NovaSure
NovaSure
Less than 5% market penetration world wide
Europe 140
Asia - Pacific 22
Rest of World 32
Total: 194

Cytyc International Summary
Cytyc International Summary
Pursue 3 key growth levers
Capture and solidify diagnostic share
Expand Gyn surgery share and market size
Lay foundation for MammoSite growth
Strengthen our infrastructure to better serve
customers and capture market opportunities

Creating a Global Leader in Women’s Healthcare Continuing a legacy of leading technology, innovation and rapid growth May 21, 2007

Expanded Product Portfolio
Comprehensive Sales Coverage
Ability to Leverage OB/GYN Channel
Significant Cross-Selling Synergies
Enhanced International Presence
Creating a Global Leader in Women’s Healthcare
Market Share Leader in Major Product
Lines
Proven Management Team
Significant Cash Flow Generation
Accretive to Adjusted EPS
1
Within the
First Full Year After Close
Strategic Rationale Combined Strengths
1
Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and related tax effect.

MultiCare
Stereotactic
Biopsy
Discovery
Osteoporosis
Screening
Selenia
Breast Cancer
Screening
MammoSite
Radiation
Therapy
ThinPrep Pap Test & Imaging System
Cervical Cancer Screening
NovaSure
Endometrial
Ablation
Adiana
Contraception
FullTerm - Adeza
Preterm Labor
Best-in-Class Solutions
in
Women’s Healthcare
Suros
Biopsy Systems
Comprehensive Women’s Healthcare Platform

Solutions for Major Women’s Healthcare Issues
Helica
Unpenetrated
1 in 3
Gestiva
International
ThinPrep
Imaging System
International
Tomosynthesis
Suros Celero
Additional
Opportunities
Adiana
FullTerm Fetal
Fibronectin
Discovery
Sahara
NovaSure ThinPrep
Pap Test
Selenia
MultiCare
Suros ATEC
MammoSite
Combined
Offering
High Medium Low High Medium High
Market Growth
$100M $1B+ $400M $110M $2.5B+ $550M $1B
U.S. Market Size
1 in 4 1 in 2
Pregnancies
1 in 2 1 in 5 1 in 138 1 in 8
U.S. Women
Affected
Endometriosis
Permanent
Contraception
Preterm
Labor
Osteoporosis Menorrhagia
Cervical
Cancer
Breast
Cancer
International
NM NM #1 #1 #1 #1 #1
U.S. Market
Position
International
International
International
International
Source: Market research and company estimates.

Permanent financing anticipated to be combination of pre-payable term loan and equity-linked securities
Financing:
Hologic, Inc. (NASDAQ: HOLX), continue Cytyc name Name of NewCo:
Third Quarter of CY2007 Timing to Close:
Shareholders of both companies, customary closing conditions and
HSR anti-trust clearance
Customary Approvals:
Chief Executive Officer: Jack Cumming Management:
Chairman of the Board: Patrick Sullivan
Hologic: 6 Directors
Cytyc:    5 Directors
Board Composition:
Hologic: 45%
Cytyc: 55%
Pro Forma Ownership:
0.520 Hologic shares and $16.50 for each Cytyc share valued at
$46.46 per share or 33% premium, for approximate total
consideration of $2.2B in cash and $4.0B in stock (as of
announcement date)
Purchase Consideration:
Transaction Overview

Multiple platforms to enhance top and bottom line growth
Increased scale through diversification of revenue and
strong margin profile
Enhanced cash flow; LQA EBITDA of ~$436M
Revenue and cost synergy opportunities
Estimated more than $0.10 accretive to adjusted EPS
1
within
the first full year after close, significantly more accretive thereafter
Rapid debt repayment, incremental earnings growth
Financial Rationale
1
Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and related tax effect.

Combined Financial Strength
46% Gross Margin
$161M EBITDA
$724M Revenue
LQA
Hologic
75% Gross Margin
$275M EBITDA
$720M Revenue
LQA
Cytyc
60% Gross Margin
$436M EBITDA
$1.44B Revenue
LQA
Combined Company

FY2008 Guidance and Long Term Outlook
2008 Guidance
Revenue: In excess of $1.70B
Adjusted EPS
1
: $2.35-2.40 / share
Gross margin: 65%
Long-Term Outlook
Revenue Growth: 20%
Adjusted EPS
1
Growth: 20%+
1
Adjusted EPS excludes the write-off and amortization of acquisition-related intangible assets, and related tax effect.

Creating a  Global Leader in Women’s Healthcare
Comprehensive Women’s Healthcare Product Portfolio
– Complementary best-in-class technologies
Expanded Commercial Capabilities
– Expansive U.S. sales channel coverage
– Enhanced presence in key international markets
– Platform for entry into new markets
Opportunity to offer Integrated Solutions
– Screening
– Diagnostics
– Therapeutics

A Leading Provider of Innovative Medical Technology